                                                                    EXHIBIT 10.2

                                                                [CITIGROUP LOGO]

Date: April 21, 2005

To: WRIGHT EXPRESS CORPORATION Attn: Coleen Laprise Phone 207-523-7105 Fax:
207-523-7104

From: Citibank N.A., New York
                     Confirmations Unit
                     333 West 34th Street, 2nd Floor
                     New York, NY 10001, USA

Phone:
1-212-615-8981
Fax:
1-212-615-8985

Our ref:
M052165
Your ref:

                                   TRANSACTION

The purpose of this letter agreement (this 'Confirmation') is to set forth the terms and conditions of the Transaction entered into between WRIGHT EXPRESS CORPORATION ('Counterparty') and Citibank N.A., New York ('Citibank') on the Trade Date specified below (the 'Transaction').

1. The definitions and provisions contained in the 2000 ISDA Definitions (the 'Definitions') (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. References herein to a 'Transaction' shall be deemed to be references to a 'Swap Transaction' for the purposes of the Definitions.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of an ISDA Master Agreement, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form part of, and be subject to that agreement. All provisions contained in, or incorporated by reference in, that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to an ISDA Master Agreement (each a 'Confirmation') confirming transactions (each a 'Transaction') entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, a single agreement (the Agreement) in the pre-printed form of the 1992 ISDA Master Agreement (Multicurrency Cross Border) (the ISDA Form) as if, on the Trade Date of the first such Transaction between us, we had executed a single agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law, USD as the Termination Currency, Credit Event Upon Merger, Second Method and Market Quotation as applying and basic Set-Off provision contained in Section V A. of the User's Guide to the 1992 ISDA Master Agreements 1993 Edition published by ISDA being incorporated by reference). The Agreement shall contain such other modifications (including additional elections) to the

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

                                                                [CITIGROUP LOGO]

ISDA Form (each, an Agreement Modification) as may be agreed by the parties from time to time. Any Agreement Modification may be set forth in any Confirmation (whether or not it would form part of the Schedule to the ISDA Master Agreement and notwithstanding the termination or expiry of the Transaction(s) detailed in any such Confirmation). To the extent of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purposes of this Transaction. To the extent of any inconsistency between any Agreement Modification and a prior Agreement Modification, the terms of the Agreement Modification set forth in the most recent Confirmation shall govern.

THIS CONFIRMATION WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH

THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE, PROVIDED THAT THIS PROVISION WILL BE SUPERSEDED BY ANY CHOICE OF LAW PROVISION IN THE MASTER AGREEMENT.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ALL MATTERS RELATING HERETO AND WAIVE ANY OBJECTION TO THE LAYING OF VENUE IN, AND ANY CLAIM OF INCONVENIENT FORUM WITH RESPECT TO THESE COURTS

U.S. Federal law requires Citibank to obtain, verify and record customer identification information.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Trade Date:                April 20, 2005

      Effective Date:            April 22, 2005

      Termination Date:             April 23, 2007, subject to adjustment in
                                 accordance with the Modified Following Business Day Convention

FIXED AMOUNTS

      Fixed Rate Payer:          Counterparty

      Notional Amount:           With respect to each Calculation Period,
                                 the amount set forth in EXHIBIT I attached hereto opposite such Calculation Period under the heading 'Notional Amount'

      Fixed Rate Payer Payment Dates:
      The 22nd calendar day of each month commencing May 22, 2005 through and including the Termination Date

      Fixed Rate:                3.83800 percent

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

      Fixed Rate Day Count Fraction:

      Business Days:

      Business Day Convention:

FLOATING AMOUNTS

      Floating Rate Payer:

      Notional Amount:

      Floating Rate Payer Payment Dates:

      Floating Rate Option:

      Designated Maturity:

      Spread:

      Floating Rate Day Count Fraction:

      Reset Dates: Compounding:

      Business Days: Actual/360

                                                                [CITIGROUP LOGO]

New York, London

Modified Following

Citibank

With respect to each Calculation Period, the amount set forth in EXHIBIT I attached hereto opposite such Calculation Period under the heading 'Notional Amount'

The 22nd calendar day of each month commencing May 22, 2005, through and including the Termination Date

USD-LIBOR-BBA

One month

None

Actual/360

The first day of each Floating Rate Payer Calculation Period

Inapplicable

New York, London

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

                                                                [CITIGROUP LOGO]

      Business Day Convention: Modified Following

      Calculation Agent: As per Master Agreement.

3. Representations:

Each party represents to the other party that:

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

(b) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(d) Risk Management. It has entered into this Transaction for the purpose of (i) managing its borrowings or investments, (ii) hedging its underlying assets or liabilities or (iii) in connection with its line of business.

4. Account Details

      Payments to Citibank
      in USD: CITIBANK N.A. NEW YORK
                                BIC:
                                ACCOUNT NO
                                ACCOUNT NAME: FINANCIAL FUTURES

      Payments to Counterparty: Please provide to expedite payment

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

                                                                [CITIGROUP LOGO]

If you have any questions regarding this letter agreement, please contact the Swap Operations Department at the telephone numbers or the facsimile numbers indicated on this Confirmation.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                                      Very truly yours,
                                                      Citibank N.A., New York
                                                      SIGNATURE_MARK
                                                      By:______________________

Accepted and confirmed as
of the Trade Date:

WRIGHT EXPRESS CORPORATION

By: ____________________
    Authorized Signatory

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

                                                                [CITIGROUP LOGO]

             EXHIBIT I-AMORTIZATION SCHEDULE Our Reference: M052165

Calculation Period*                                   USD
From and including       To but excluding        Notional Amount
22 Apr 2005                23 May 2005             70,000,000.00
23 May 2005                22 Jun 2005             70,000,000.00
22 Jun 2005                22 Jul 2005             70,000,000.00
22 Jul 2005                22 Aug 2005             70,000,000.00
22 Aug 2005                22 Sep 2005             70,000,000.00
22 Sep 2005                24 Oct 2005             70,000,000.00
24 Oct 2005                22 Nov 2005             60,000,000.00
22 Nov 2005                22 Dec 2005             60,000,000.00
22 Dec 2005                23 Jan 2006             60,000,000.00
23 Jan 2006                22 Feb 2006             60,000,000.00
22 Feb 2006                22 Mar 2006             60,000,000.00
22 Mar 2006                24 Apr 2006             60,000,000.00
24 Apr 2006                22 May 2006             50,000,000.00
22 May 2006                22 Jun 2006             50,000,000.00
22 Jun 2006                24 Jul 2006             50,000,000.00
24 Jul 2006                22 Aug 2006             50,000,000.00
22 Aug 2006                22 Sep 2006             50,000,000.00
22 Sep 2006                23 Oct 2006             50,000,000.00
23 Oct 2006                22 Nov 2006             40,000,000.00
22 Nov 2006                22 Dec 2006             40,000,000.00
22 Dec 2006                22 Jan 2007             40,000,000.00
22 Jan 2007                22 Feb 2007             40,000,000.00
22 Feb 2007                22 Mar 2007             40,000,000.00
22 Mar 2007                23 Apr 2007             40,000,000.00

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